1700 Corporate Circle, Petaluma, California

                                      LEASE

                                     between

                              RNM LAKEVILLE, L.P.,
                        a California Limited Partnership

                                   as LANDLORD

                                       and

                         HEALTHY PLANET PRODUCTS, INC.,
                             a Delaware corporation

                                    as TENANT

                                December 8, 1999


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                                      LEASE

                                TABLE OF CONTENTS

Paragraph                                                                   Page
---------                                                                   ----
1.  SUMMARY AND DEFINITIONS .................................................  1
2.  DEMISE ..................................................................  1
3.  ACCEPTANCE OF PREMISES ..................................................  2
4.  RENT ....................................................................  2
5.  SECURITY DEPOSIT ........................................................  2
6.  UTILITIES ...............................................................  3
7.  USE OF PREMISES .........................................................  3
8.  BROKERS .................................................................  3
9.  TENANT'S TAXES ..........................................................  3
10. ALTERATIONS, REPAIRS AND MAINTENANCE ....................................  4
11. LIENS ...................................................................  6
12. ENTRY ...................................................................  6
13. INDEMNIFICATION AND EXCULPATION .........................................  6
14. INSURANCE ...............................................................  7
15. NO SUBROGATION ..........................................................  8
16. DAMAGE OR DESTRUCTION ...................................................  8
17. CONDEMNATION ............................................................  9
18. DEFAULTS AND REMEDIES ...................................................  9
19. ENCUMBRANCES, ASSIGNMENT AND SUBLETTING ................................. 11
20. SUBORDINATION ........................................................... 12
21. ESTOPPEL CERTIFICATE .................................................... 13
22. SIGNS ................................................................... 13
23. SURRENDER OF PREMISES ................................................... 13
24. PROFESSIONAL FEES ....................................................... 13
25. GENERAL PROVISIONS ...................................................... 14
SIGNATURES .................................................................. 17

ADDENDUM

26. TENANT'S EXTENSION OPTION ...............................................  1
27. PARKING .................................................................  1
28. HAZARDOUS MATERIAL ......................................................  1
29. COMMON AREAS ............................................................  3
30. EXISTING LEASE ..........................................................  4


 Exhibits
 --------
    A        Definitions
    B        Floor Plan
    C        Tenant Items to Be Removed at Termination
    D        Form of Tenant Estoppel Certificate
    E        Rules and Regulations
    F        Hazardous Materials


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                                      LEASE

RNM LAKEVILLE, L.P., a California Limited Partnership (with its successors called "Landlord"), and HEALTHY PLANET PRODUCTS, INC., a Delaware corporation (with its successors called "Tenant"), agree as follows as of December 8, 1999.


                                 R E C I T A L S

         A. Tenant is currently leasing 60,512 square feet of Rentable Area within the Building pursuant to that certain Lease Agreement dated as of January 12, 1996 ("Existing Lease").

         B. Tenant wishes to surrender to Landlord approximately 34181 square feet of Rentable Area ("Surrendered Premises") and twenty (20) parking spaces and to be released from its future Lease obligations with respect thereto, subject to the terms and conditions of this Lease.

         Therefore, the parties agree that upon the full execution of this Lease, the Existing Lease shall be superceded in its entirety by this Lease, except as expressly provided herein.

1. SUMMARY AND DEFINITIONS: The following definitions and those in Exhibit A apply in this Lease:

         1.1. Premises:

                  (a) 26,472 square feet of Rentable Area in the Building at 1700 Corporate Circle in Petaluma, California depicted as the Premises on Exhibit B. The Premises are part of a Project comprising of three buildings, parking areas and Common Areas. The Rentable Areas set forth in this Lease shall be binding on the parties.

         1.2. Term:

                  (a) The Term shall commence upon completion of the Tenant Work as described in Paragraph 30.1(b) of this Lease or such other date as the parties shall mutually agree (the "Commencement Date").

                  (b) The Term shall end at 11:59 p.m. on April 14, 2002 (the "Termination Date"). The Termination Date shall not be in any way extended or advanced except pursuant to the provisions herein.

         1.3. Base Rent: Monthly Base Rent for the Term of this Lease shall $15883.00 per month.

         1.4. Tenant's Share: 35.0% of the Building and 8.10% of the Project.

         1.5. Use: The Premises shall be used and occupied only for the purpose of general office and the storage and distribution of consumer products and for no other purpose whatsoever.

         1.6. Security Deposit: $50,244.

         1.7. Brokers: None.

         1.8. Exhibits: Exhibits A, B, C, D, E and F.

2. DEMISE. For the Term, Landlord leases the Premises to Tenant and Tenant leases the same from Landlord, all upon and subject to the terms, covenants and conditions of this Lease.

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3. ACCEPTANCE OF PREMISES. Tenant hereby accepts the Premises AS-IS and WITH ALL
FAULTS. Tenant acknowledges that it has occupied the Premises since April 1996 and is fully familiar with its condition. Notwithstanding the above, Landlord, at its expense, agrees to construct within the Premises two bathrooms for use by Tenant*, its employees and invitees. Such bathrooms shall be constructed in accordance with such plans as are reasonably approved by Landlord and shall be completed within one-hundred twenty days following the Commencement Date.

* Also to include sink and countertop with cabinets for breakroom area.

4. RENT. All amounts due hereunder from Tenant to Landlord, whether designated as Base Rent, Additional Rent, late charges, interest or otherwise, shall be deemed "rent" hereunder. From the Commencement Date, Tenant will pay Landlord, without prior notice, demand, offset or deduction, the following rent:

         4.1. Base Rent. Subject to the provisions of Paragraph 25.10, Tenant will pay the Base Rent (prorated for any partial month) in advance on the first day of each month during the term hereof.

         4.2. Additional Rent.

                  (a) Tenant shall pay Tenant's Share of Operating Expenses and Real Property Taxes. The terms "Tenant's Share", "Operating Expenses" and "Real Property Taxes" are defined in Exhibit A. For partial years, Operating Expenses and Real Property Taxes will be calculated on a full-year basis, and then prorated. Tenant shall pay monthly installments of Additional Rent on the first day of each month, in amounts specified in good faith by Landlord from time to time, which, by the end of each calendar year (or by the Termination Date, if earlier), will total Landlord's estimate of Additional Rent paid for such year. As soon as is reasonably practicable after the end of each calendar year during which Tenant paid Additional Rent based on Landlord's estimates as provided above, Landlord will furnish Tenant a statement of Operating Expenses and Real Property Taxes for such year. Any amounts owing for that year shall, within thirty (30) days, be paid by Tenant to Landlord. Any amounts overpaid shall, at Landlord's option, be credited against the next installment(s) of estimated Additional Rent due from Tenant, or be refunded to Tenant. The parties' obligations with respect to payment or refund of any deficiency or overpayment shall survive termination or expiration of this Lease.

                  (b) Notwithstanding the foregoing, Tenant's responsibility for any increase in Real Property Taxes attributable to a sale or other transfer in an arm's length transaction resulting in reassessment of the Building, Property or Premises shall be limited as follows: (i) after the first such reassessment, Tenant's annual liability shall be limited to one hundred ten percent (110%) of the Real Property Taxes payable before such reassessment ("Base Assessment"), plus any annual increase in taxes based on the Base Assessment; and (ii) after the second such reassessment, Tenant's annual liability shall be limited to the Real Property Taxes payable before such reassessment, plus any annual increase in taxes based on such amount. Nothing contained herein is intended to limit Tenant's responsibility for supplemental, escaped or special assessments.

5. SECURITY DEPOSIT. To secure its performance of its obligations under this Lease, Tenant has deposited the Security Deposit with Landlord pursuant to the Existing Lease. Landlord shall hold such amount as Tenant's Security Deposit under this Lease. Landlord may commingle the Security Deposit with other funds. If Tenant defaults with respect to any provisions of this Lease, including but not limited to the provisions relating to the payment of Rent, Additional Rent and any of the monetary sums due herewith, Landlord may use, apply or retain all or any part of this Security Deposit for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefore, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a material breach of this Lease. Tenant shall forthwith on demand restore the Security Deposit to its full original amount. If Tenant is not in default at the termination of this Lease, Landlord will return any remaining Security Deposit, without interest, upon receipt of Tenant's forwarding address, or as provided by law, whichever is later. Tenant shall not assign

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or encumber the Security  Deposit or attempt to do so, and Landlord shall not be bound by any such assignment or encumbrance. Regardless of any Assignment, Landlord may return the Security Deposit to the original Tenant.

6. SERVICES AND UTILITIES. Tenant shall contract for, and pay for, janitorial services for the Premises using such janitorial contractor as Landlord shall approve, which approval shall not be unreasonably withheld. If separately metered or provided, Tenant shall pay prior to delinquency for all water, gas, light, heat, power, electricity, telephone, janitorial service, trash pick-up, sewer charges, and all other services supplied to or consumed on the Premises, and all taxes and surcharges thereon. If such utilities or services are not separately metered or provided, Tenant shall pay Tenant's Share of such charges. Tenant shall pay to Landlord Tenant's Share of the cost of all utilities supplied in connection with the operation of the Common Areas.

7. USE OF PREMISES. Tenant will use and occupy the Premises only for the purpose set forth in Paragraph 1.5 and no other, using and maintaining the Premises in a careful, sanitary and proper manner. Subject to the waiver set forth in Paragraph 15, Tenant will pay for any damage to any part of the Premises or Building or Project caused by any negligence or willful act by Tenant or Tenant's employees, agents, contractors or invitees. Tenant will comply with the Building's Rules and Regulations and the CC&Rs and will not cause anywhere in the Building or Project, or permit in the Premises, (i) any activity or thing contrary to applicable law, ordinance, regulation, restrictive covenant, or insurance regulation whether now in force or hereafter in force; or which is in any way extra-hazardous or could jeopardize the coverage of normal insurance policies or increase their cost; (ii) waste or nuisance, or any activity causing odors perceptible outside the Premises; (iii) cooking or heating food, except for incidental use, solely for Tenant's employees, of microwave ovens and beverage-brewing devices, provided that the foregoing do not use a flame and are approved by Underwriters Laboratories for residential use; (iv) overloading the floors or the structural or mechanical systems of the Building; or (v) obstruct or interfere with the rights of other tenants or users of the Building or the Project. Tenant shall not erect or place any item in or upon the Common Areas. Tenant shall store its waste either inside the Premises or in its own dumpsters located within outside trash enclosures. Tenant shall not store, place or maintain any garbage, trash, rubbish, other refuse or Tenant's personal property in any area of the Common Area or exterior of the Premises at any time. Tenant at its sole expense shall be responsible to maintain and keep the designated trash enclosures free of garbage, trash, rubbish, other refuse or personal property. Tenant shall at Tenant's sole cost and expense faithfully observe and promptly comply with all local, state and federal laws, statutes, ordinances and governmental resolutions, orders, rules, regulations and requirements (including, by way of example, building codes, Title 24, and the Americans With Disabilities Act of 1990) and with the requirements of any board of fire underwriters (or other similar body now or hereafter constituted) whether now in force or which may hereafter be in force with respect to Tenant's use, occupancy, modification or possession of the Premises, Tenant's business conducted in the Premises or the design, equipment condition, use or occupancy of the Premises. Tenant shall also comply with the CC&Rs and any other covenant, condition or restriction affecting the Building or the Project. Without limiting the generality of the provisions of this Paragraph 7, as between Landlord and Tenant, Tenant shall make all alterations to the Premises, whether major or minor, reasonably necessary to comply at any time with the requirements referred to in this Paragraph 7.

8. BROKERS. Landlord and Tenant warrant that they have had no dealing with any finder, broker or agent in connection with this Lease. Tenant will indemnify, defend and hold Landlord harmless from and against any and all costs, expenses or liability for commissions or other compensation or charges claimed by any finder, broker or agent based on dealings with Tenant with respect to this Lease. Landlord will indemnify, defend and hold Tenant harmless from and against any and all costs, expenses or liability for commissions or other compensation or charges claimed by any finder, broker or agent based on dealings with Landlord with respect to this Lease.

9. TENANT'S TAXES. In addition to Tenant's obligations to pay Real Property Taxes as set forth in Section 4.2, Tenant shall be liable for and shall pay, before delinquency, all taxes levied or assessed against or attributable to any personal property or trade fixtures in the Premises. If any such taxes or value are included in Landlord's taxes, Landlord may pay them regardless of their validity (under proper protest, if requested by Tenant), and Tenant upon demand will repay Landlord.

10. ALTERATIONS, REPAIRS AND MAINTENANCE.

         10.1. Repairs and Maintenance.

                  (a) Landlord shall, as an Operating Expense (except as excluded herein), repair and maintain the exterior roof, exterior walls, foundations and structural portions of the Building and the Project and the improvements within the Common Areas and the building standard plumbing, heating, ventilating, air conditioning, and electrical systems serving the Building and the Project, and any sidewalks, landscaping (including but not limited to irrigation systems and backflow prevention devices), Parking Areas, fences and signs located in the areas which are adjacent to the Building. Subject to the waivers set forth in Paragraph 15, to the extent any such maintenance and repairs are caused in part or in whole by the act, neglect or omission of any duty by Tenant or Tenant's employees, agents, contractors or invitees, then Tenant shall pay to Landlord, as Additional Rent, the entire cost of such maintenance and repairs. Landlord shall not, however, be obligated to paint the interior surface of exterior walls, ceiling or doors, nor shall Landlord be required to maintain, repair or replace windows, doors, skylights or plate glass. Landlord shall have no obligation to make repairs under this Paragraph 10.1(a) until a reasonable time after receipt of written notice of the need for such repairs. Landlord shall maintain, repair or patch the roof membrane as an Operating Expense, and Tenant shall pay Tenant's Share of the cost thereof, pursuant to Paragraph 4.2 above. Except for Landlord's obligations with respect to the condition of the Premises upon delivery of the Premises to Tenant, Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof. Unless otherwise provided herein, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building, the Premises or parking areas or in or to fixtures, appurtenances and equipment therein provided that all such work is done in such a manner as to reasonably minimize the disruption of Tenant's business ("Conditions of Entry"). Tenant expressly waives the benefits of any statute (including, without limitation, the provisions of subsection 1 of Section 1932, Section 1941 and
Section 1942 of the California Civil Code and any similar law, statute or ordinance now or hereafter in effect) which would otherwise afford Tenant the right to make repairs at Landlord's expense (or to deduct the cost of such repairs from rent due hereunder) or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

                  (b) In all other regards, Tenant, at Tenant's sole cost and expense, shall keep, maintain and preserve the Premises in first class condition and repair and shall, promptly make all non-structural repairs and replacements to the Premises and every part thereof, including but not limited to floors, ceilings, windows, doors, skylights, interior walls, and the interior surfaces of the exterior walls, plumbing, heating, air conditioning and ventilating equipment, telecommunications equipment and intrabuilding network cabling, electrical and lighting facilities and equipment including circuit breakers and exterior lighting attached to the Premises. At Landlord's request, Tenant shall provide Tenant with copies of any maintenance contracts and certificates of insurance from its contractors. In the event Tenant fails to perform Tenant's obligations under this Section, Landlord shall give Tenant notice to do such acts as Landlord deems are reasonably required to so maintain the Premises. If Tenant, within ten (10) days after notice from Landlord, fails to commence to do the work and diligently prosecute it to completion, then Landlord shall have the right (but not the obligation) to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expensed by Landlord shall be paid by Tenant promptly after demand as Additional Rent. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work and other communications equipment and lines.

         10.2. Alterations.

                  (a) Tenant will not make or permit  alterations,  improvements
or  additions  (including   fixtures)  in  or  to  the  Premises   (collectively
"Alterations")  without Landlord's prior,  written consent. At the

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time Landlord grants its consent to any Alterations,  Landlord may notify Tenant in writing (a "Removal Notice") that Tenant will be required to remove such Alterations at the expiration or termination of the Term in accordance with the provisions of Paragraph 23.1 hereof. Notwithstanding the foregoing, (i) minor alterations such as repainting and carpeting, or alterations with an aggregate cost of less than $25,000 per year, and (ii) which do not affect structural components or building systems, shall not require Landlord's consent hereunder, but all work in connection therewith shall be conducted and completed in a first class manner and in such a manner as to not materially interfere with the use of the Common Areas or any other portion of the Project by Landlord or its other tenants. Tenant's request for such consent shall be in writing, accompanied by proposed detailed plans and specifications. Landlord may require Tenant to provide Landlord, at Tenant's cost and expense, a payment and performance bond in an amount equal to the estimated cost of such Alterations, to insure Landlord against any liability for any mechanic's and materialmen's liens and to insure completion of the work. Alterations will be performed, if Landlord elects, by Landlord or a contractor designated by Landlord, at Tenant's cost and expense. Tenant may engage its own contractors to perform remodel work upon written approval by Landlord. In such event, Landlord shall charge a five percent (5%) administration fee on all construction costs. Any and all plans must be submitted to Landlord for approval, and building permits must be obtained prior to commencement of any construction remodeling. All alterations, additions and improvements constructed by Tenant shall remain the property of Tenant during the Lease Term but shall not be damaged, altered, or removed from the Premises. Subject to Paragraph 23, at the expiration or sooner termination of the Lease Term, all alterations, additions, or improvements except moveable furniture and trade fixtures not affixed to the Premises shall be surrendered to Landlord as a part of the realty and shall then become Landlord's property. Tenant will promptly notify Landlord of the value thereof for insurance and tax purposes. Tenant will hold Landlord forever harmless against any and all claims, expenses (including taxes) and liabilities of every kind which may arise out of or in any way be connected with any work performed by or on behalf of Tenant. Without limiting the generality of the foregoing, all heating, lighting, electrical (including all wiring, conduit, outlets, drops, buss ducts, main and subpanels), air conditioning, partitioning, drapery, and carpet installations made by Tenant regardless of how affixed to the Premises, together with all other additions, alterations and improvements that have become an integral part of the Building, shall be and become the property of the Landlord upon termination of the Lease, and shall not be deemed trade fixtures, and shall remain upon and be surrendered with the Premises at the termination of this Lease. Notwithstanding anything to the contrary contained herein, Landlord has consented to Tenant installing the improvements, trade fixtures and equipment described on Exhibit C attached hereto and to the removal thereof at the expiration of the term of this Lease, except from the Surrendered Premises. Prior to the expiration of the Term, all of such items shall be removed by Tenant, and any and all damage caused by their installation, use or removal (including all holes and other damage to walls, floors, ceilings, doors, fixtures, windows, etc.) shall be repaired and the Premises repaired and restored to their condition prior to such installation, all at Tenant's sole cost.

                  (b) Tenant shall give Landlord not less than ten (10) days notice prior to the commencement of any work in the Premises by or on behalf of Tenant, and Landlord shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. All Alterations, repairs and replacements by Tenant shall be made, constructed and installed in accordance with all applicable laws, rules and ordinances (and Tenant shall perform all work necessary to comply fully with all laws, ordinances and regulations necessitated by the Alterations, whether structural or non-structural, within or without the Premises) and the requirements of any insurance carrier, and shall be of a quality and class at least equal to the original work, performed in a good and workmanlike manner with grades of materials approved by Landlord. Tenant will give Landlord opportunity to supervise all work. Tenant shall provide Landlord with permit drawings, as-built sepia drawings, job cards and temporary certificates of occupancy for all Alterations promptly upon their completion. Should Tenant make any Alterations without Landlord's prior written approval, or in violation of such approval or the requirements of this Paragraph 10.2, Landlord may, at any time during the Term, either remove any part or all of the same on Tenant's behalf and at Tenant's expense, or require that Tenant do so.

                  (c) If during the term of this Lease, any alteration, addition or change of any sort, whether structural or otherwise to all or any portion of the Premises or Building is required by law (including, but not limited to, alterations required by the Americans with Disabilities Act of 1990 or any

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amendments thereto or any regulations  prorogated  thereunder  (collectively the
"ADA") because of (i) Tenant's use or occupancy of the Premises or change of use or occupancy of the Premises, (ii) Tenant's application for any permit or governmental approval, (iii) Tenant's construction or installation of any leasehold improvements or trade fixtures, (iv) any violation by Tenant of any Law (including any requirement of the ADA), (v) any special use of the Premises or any part thereof by Tenant or any subtenant or assignee of Tenant (including, but not limited to any use for a facility which constitutes, or if open to the public would generally constitute a "place of public accommodation" under the ADA requirements), or (vi) any special needs of the employees of Tenant or any assignee or subtenant of Tenant, then Tenant shall promptly make the same at its sole cost and expense. Within ten (10) days after receipt, Tenant shall notify Landlord in writing and provide Landlord with copies of (i) any notices alleging any violation of any Law relating to the Premises or Tenant's occupancy or use of the Premises, including any notices alleging violation of the Project or the ADA to any portion of the Project or the Premises; (ii) any claims made or threatened in writing regarding non-compliance with the ADA or any Law relating to the Project or the Premises; or (iii) any governmental or regulatory actions or investigations instituted or threatened regarding non-compliance with the ADA or any Law relating to any portion of the Project or the Premises.

11. LIENS. Tenant shall not permit any lien on any part of the Premises, Building or the Project allegedly resulting from any work or materials furnished or obligations incurred by or for Tenant. Tenant shall discharge any such lien of record immediately upon its filing. Neither this Lease, nor any request or consent of Landlord to the labor, materials or obligations, is a consent to such a lien. Landlord may keep posted on the Premises any notices it deems necessary for protection from such liens. Landlord may cause such liens to be released by any means it deems proper, including payment, at Tenant's expense and without affecting Landlord's rights.

12. ENTRY. Landlord may enter any part of the Premises at all reasonable hours (or in any emergency or suspected emergency, at any hour), to (a) inspect, test, clean, or make repairs, alterations and additions to the Building or the Premises as Landlord believes appropriate, or (b) provide any service which Landlord is now or hereafter obligated to furnish to tenants of the Building or the Project, or (c) show the Premises to prospective lenders, purchasers or tenants and, if they are vacated, to prepare them for reoccupancy. Tenant hereby waives any claim for abatement of rent or for damages for any injury, inconvenience to or interference, loss of occupancy or quiet enjoyment caused by Landlord's entry. Landlord shall at all times have keys to all doors to or in the Premises.

13. INDEMNIFICATION AND EXCULPATION.

                  (a) Tenant will indemnify, defend and hold and save Landlord and its employees, officers, directors, shareholders, partners and agents (each an "Indemnitee") harmless from all fines, suits, losses, costs, expenses, liabilities, claims, demands, actions, damages and judgments ("Liabilities") suffered by, recovered from or asserted against the Indemnitee, of every kind and character, resulting from (i) the operation, condition, maintenance, use or occupancy of the Premises, (ii) any bodily injury, death or property damage occurring in or about the Premises, (iii) any act, omission or neglect of Tenant or its agents, or (iv) any breach or default in the performance in a timely manner of any obligation on Tenant's part to be performed under this Lease. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord.

                  (b) Landlord will indemnify, defend and hold and save Tenant and its related Indemnitees harmless from and against all Liabilities suffered by, recovered from or asserted against Tenant and its related Indemnitees, of every kind and character, resulting from any injury or damage to person or property within the Project but only to the extent caused by the gross negligence or intentional misconduct of Landlord or its employees, agents, contractors or invitees (not including other tenants of the Project).

                  (c) If any such proceeding is brought, the indemnifying party will retain counsel reasonably satisfactory to the indemnified party to defend the indemnified party at the indemnifying party's sole cost and expense. All such costs and expenses, including attorneys' fees and court costs, shall be a demand obligation owing by the indemnifying party to the indemnified party. The indemnifying party's obligations under this Paragraph 13 shall survive the termination or expiration of this Lease.

14. INSURANCE. Tenant, during the term and any other period of occupancy, will, at its expense, maintain insurance reasonably satisfactory to Landlord, but in no event less than:

                  (a) General Liability insurance with combined single limits not less than $3,000,000.00, for personal injury or death and property damage occurring in or about or related to the use of the Premises or Tenant's (or its agents, employees or representatives) use of the Building, Common Areas and Project. Such comprehensive general liability insurance shall be extended to include a "blanket contractual liability" endorsement insuring Tenant's performance of Tenant's obligation to indemnify Landlord contained in Section 13 and all of the other broadened liability features normally contained in an extended liability endorsement, including, provided Tenant uses Hazardous Materials pursuant to Paragraph 28 without limitation, "Pollution Liability".

                  (b) "All Risk" insurance for 80% of the full replacement cost of all Tenant's property on the Premises and all fixtures and leasehold improvements in the Premises. Unless this Lease is terminated upon damage or destruction, the proceeds of such insurance will be used to restore the foregoing.

                  (c) Worker's Compensation (as required by state law), and Employer's Liability insurance in the amount of not less than $500,000.00.

                  All policies required hereunder will be issued by carriers rated A-VII or better by Best's Key Rating Guide and licensed to do business in the State of California. The policies shall name Landlord, Landlord's managing agent and any other person or entity that Landlord may designate from time to time as additional insureds, with primary coverage non-contributing to and not in excess of any insurance Landlord may carry, and shall provide that coverage cannot be cancelled or materially changed except upon thirty (30) days prior written notice to Landlord. At least thirty (30) days prior to expiration of such policies, and promptly upon any other request by Landlord, Tenant shall furnish Landlord with copies of policies, or certificates of insurance, evidencing maintenance and renewal of the required coverage. In the event Tenant does not maintain said insurance, Landlord may, in its sole discretion and without waiving any other remedies hereunder, procure said insurance and Tenant shall pay to Landlord as Additional Rent the cost of said insurance plus a ten percent (10%) administrative fee. If Landlord's lender, insurance advisor or counsel reasonably determines at any time that the amount of such coverage is not adequate, Tenant shall increase such coverage to such amount as Landlord's lender, insurance advisor or counsel reasonably deems adequate but such right may not be exercised by Landlord more than once every two (2) years. The limit of such insurance shall not limit the liability of Tenant.

                  During the Term, Landlord shall insure the Building (excluding any property which Tenant is obligated to insure) against damage with All-Risk insurance (including earthquake as commercially reasonable) and public liability insurance, business interruption insurance to protect against any interruption or disturbance to Tenant's business conducted in the Premises for up to twelve
(12) months and, all in such amounts and with such deductibles as Landlord considers appropriate. Landlord may, but shall not be obligated to, obtain and carry any other form or forms of insurance as it or its Mortgagees may determine advisable. Tenant has no right to receive any proceeds from any insurance policies carried by Landlord. Notwithstanding anything in the foregoing to the contrary, however, Landlord may self-insure.

                  If the acts or omissions of Tenant or Tenant's employees, agents, contractors or invitees, whether or not Landlord has consented to the same, increase the cost of Landlord's insurance, Tenant will pay the full cost of any such increase as additional rent.

15. NO SUBROGATION. The parties shall use their best commercial efforts to obtain property insurance policies affecting the Premises which include a clause or endorsement denying the insurer any rights of subrogation against the other party. Landlord and Tenant waive any rights or recovery against the other for any actually insured injury or loss and any injury or loss required to be insured against hereunder.

16. DAMAGE OR DESTRUCTION. If the Premises or any part thereof are damaged by fire or other casualty, Tenant will promptly notify Landlord.

         16.1. Cancellation of Lease; Restoration of Building. If the Building or the Premises are damaged by fire or other casualty to the extent that substantial alteration or reconstruction is required in Landlord's sole opinion, Landlord may terminate this Lease by notifying Tenant within sixty (60) days after the later of the date the damage occurs, or the date Landlord is so notified by any holder ("Mortgagee") of a mortgage or deed of trust (blanket or otherwise) covering any part of the Building ("Mortgage"), in which event the rent under this Lease will be abated as of the date of the fire or other casualty. In the event Landlord elects to terminate this Lease, Tenant shall have the right within ten (10) days of receipt of the required notice to notify Landlord, in which event this Lease shall continue in full force and effect, and Tenant shall proceed to make such repairs as soon as reasonably possible (or Landlord may elect, in its sole discretion, to require Tenant to pay to Landlord within ten (10) days following written request therefor, or furnish evidence reasonably satisfactory to Landlord of Tenant's ability to fund, that portion of the cost of such repair or restoration which is not covered by insurance proceeds, in which event Landlord shall proceed to make such repairs). If Tenant does not give such notice within the ten (10) day period, this Lease shall be cancelled and terminated as of the date of the occurrence of such damage. All insurance proceeds available from the fire and property damage insurance carried by Landlord pursuant to Paragraph 14 shall be paid to and become the property of Landlord. If this Lease is not terminated, then within seventy-five (75) days after the fire or other casualty, or such greater period as may be reasonably necessary, Landlord will commence to repair and restore the Premises and any portion of the Building required for access to the Premises, and will diligently complete the same, but Landlord is not required (a) to expend more for such repair of the Premises than the net insurance proceeds (after any payment required under any Mortgage) reasonably allocable to the Premises, or (b) to rebuild, repair or replace any of Tenant's furniture, furnishings, fixtures or equipment removable by Tenant under the provisions of this Lease or which Tenant has insured or is required to insure under the provisions of this Lease. Notwithstanding the above, if the damage to the Building or Premises was caused by the fault, omission or negligence of Tenant, its agents, employees, contractors or invitees, such damage shall be repaired by and at the expense of Tenant under the direction and supervision of Landlord, and there shall be not abatement of rent.

         16.2. Casualty Loss During Last Year of Lease. If the Premises are damaged by fire or other casualty during the last twelve (12) months of the Term, whether or not the damage requires substantial repair and reconstruction, Landlord may cancel this Lease as of the date of the fire or casualty by notice to Tenant within thirty (30) days thereafter; provided, however, that if any unexercised option to extend the Term is in then full force and effect, then Tenant may exercise such option within the ten (10) days after receipt of such cancellation and this Lease shall continue in effect for the remainder of the extended Term, subject to all the other provisions hereof.

         16.3. Abatement of Rent. Landlord will allow Tenant a fair diminution of rent while and to the extent the Premises are unfit for occupancy due to fire or other casualty. Except as expressly provided to the contrary in this Lease, this Lease will not terminate, and Tenant will not be entitled to damages or to any abatement of rent or other charges, as a result of a fire or other casualty, repair or restoration Tenant hereby waives the provisions of California Civil Code Sections 1932(2) and 1933(4) which permit termination of a lease upon destruction of Premises, and any other present or future statute that may so permit.

17. CONDEMNATION. If all or substantially all of the Building or of the Premises is taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or is sold to the condemning authority in lieu of condemnation, then this Lease will terminate when physical possession is taken by the condemning authority. If a lesser but material portion of the Building is thus taken or sold (whether or not the Premises are affected thereby), Landlord may terminate this Lease by notice to Tenant within sixty (60) days after the taking or sale, in which event this Lease will terminate when physical possession of the applicable portion of the Building or the Premises is taken by the condemning authority. If the Lease is not terminated, rent payable will be reduced by the amount allocable to any portion of the Premises so taken or sold, and Landlord, at its sole expense, will restore the affected portion of the Building to substantially its former condition as far as commercially feasible, but not beyond the work done by Landlord in originally constructing the affected portion of the Building and installing tenant improvements in the Premises. However, Landlord need not spend more for such restoration of the Premises than the Premises' allocable share of the net compensation or damages received by Landlord for the part of the Building taken. Landlord shall be entitled to receive all of the compensation awarded upon a taking of any part or all of the Building or Premises, including any award for any unexpired term of this Lease. Tenant may seek an award in separate proceedings for its personal property, trade fixtures and moving expenses.

         In the event of such taking or sale of the Premises or any part thereof for temporary use of not more than one (1) year, this Lease shall remain unaffected and rent shall not abate, and Tenant shall be entitled to such portion or portions of any award made for such use with respect to the period of the taking which is within the Term, provided that, if such taking shall remain in force at the expiration or earlier termination of this Lease, Tenant shall then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations with respect to surrender of the Premises.

         To the extent that it is inconsistent with the provisions of this Paragraph 17, each party hereto hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure allowing either party to petition a court to terminate this Lease in the event of a partial taking of the Premises.

18. DEFAULTS AND REMEDIES.

         18.1. Events of Default. The occurrence of one or more of the following events shall constitute a material default and breach hereunder by Tenant:

                  18.1.1 Tenant fails to make a payment within three (3) days after written notice that it is due hereunder; or

                  18.1.2 Tenant fails to comply with any other obligation under this Lease and does not cure such failure as soon as reasonably practicable and in any event within twenty (20) days after written notice or, if such failure is not susceptible of cure within twenty (20) days, as soon as reasonably practicable after such written notice, provided Tenant commences to cure within such twenty (20) day period and diligently prosecutes such cure to completion; or

                  18.1.3 Tenant attempts any Assignment (as defined in Paragraph
19) except as expressly permitted pursuant to Paragraph 19; or

                  18.1.4 Tenant or any Guarantor becomes insolvent, makes a transfer in fraud of creditors or an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, or files a petition under any Section or Chapter of the United States Bankruptcy Code or any similar law or statute; or an order for relief is entered with respect to Tenant or any Guarantor in any bankruptcy, reorganization or insolvency proceedings; or a pleading seeking such an order is not discharged or denied within sixty (60) days after its filing; or the taking of any action at the corporate or partnership level by Tenant to authorize any of the foregoing actions on behalf of Tenant; or a receiver or trustee is appointed for all or substantially all assets of Tenant or any guarantor or of the Premises or any of Tenant's property located thereon in any proceedings brought by Tenant or Guarantor, or any receiver or trustee is appointed in any proceeding brought against Tenant or Guarantor and not discharged within sixty (60) days after appointment or Tenant or Guarantor does not contest such appointment; or any part of Tenant's estate under this Lease is taken by process of law in any action against Tenant (but in the event that any provision of this Paragraph
18.1.4 is contrary to any applicable law, such provision shall be of no force or effect); or

                  18.1.5 Tenant abandons or vacates the Premises; or

                  18.1.6 Three (3) times within any twelve-month period, Tenant fails to fulfill an obligation under this Lease, even if Tenant thereafter cures such failure within the time provided.

                           Any notice specified above shall serve as, and not be
in addition to, any notice  required under  California  Code of Civil  Procedure
Section 1161 or otherwise regarding unlawful detainer actions.

         18.2. Remedies. On an event of default, Landlord may terminate this Lease by notice to Tenant, or continue this Lease in full force and effect, and/or perform Tenant's obligations on Tenant's behalf and at Tenant's expense.

                  18.2.1 If and when this Lease is so terminated, all rights of Tenant and those claiming under it will terminate. In such event, Landlord may immediately recover from Tenant:

                           (a) The worth at the time of award of any unpaid rent
which had been earned at the time of such termination; plus

                           (b) The  worth at the time of award of the  amount by
which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                           (c) The  worth at the time of award of the  amount by
which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

                           (d) Any other amount necessary to compensate Landlord
for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the unamortized principal balance of any suspended rent, moving allowance, Tenant's Allowance, Broker's commission, legal and other professional fees and other costs incurred by Landlord in connection with the entering into of this Lease, using an amortization schedule equal to the initial term of this Lease (or the Extension Term, if any Extension Option has been exercised) and a discount rate of the Prime Rate plus 4% per annum, plus (A) expenses for cleaning, repairing or restoring the Premises; (B) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, including installation of leasehold improvements (whether such installation be funded by a reduction of rent, direct payment or allowance to the succeeding lessee, or otherwise); (C) real estate broker's fees, advertising costs and other expenses of reletting the Premises; (D) costs of carrying the Premises such as taxes and insurance premiums thereon, utilities and security precautions; (E) expenses in retaking possession of the Premises; and (F) attorneys' fees and court costs.

                  As used in Subsections (a) and (b) above, the "worth at the time of award" is computed by allowing interest at the Prime Rate, plus four percent (4%) per annum (or at the maximum rate permitted by law, whichever is less). As used in Subsection (c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Until Tenant confirms in writing that this Lease is terminated, Landlord's failure to relet the Premises shall not constitute a failure to mitigate damages.

                  18.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach, even if Tenant has abandoned the Premises, and enforce all of Landlord's rights and remedies under this Lease, including the right to recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations).

                  18.2.3 Upon an event of default or when Tenant is no longer entitled to possession, Landlord may enter the Premises and dispose of Tenant's property as herein provided, and may perform Tenant's obligations hereunder on Tenant's behalf. Tenant will reimburse Landlord on demand for Landlord's attorneys' fees and other expenses in doing so. This Paragraph 18.2.3 shall survive expiration or termination of this Lease.

         18.3. Continuing Liability. No repossession, re-entering or reletting of the Premises or any part thereof by Landlord shall relieve Tenant or any Guarantor of its liabilities and obligations under this Lease.

         18.4. Remedies Cumulative. All rights and remedies of Landlord under this Lease will be non-exclusive of and in addition to any other remedies available to Landlord at law or in equity.

         18.5. No Waiver. Landlord's failure to insist on strict compliance with any terms hereof or to exercise any right or remedy, does not waive the same. Waiver of any agreement regarding any breach does not affect any subsequent or other breach, unless so stated. A receipt by Landlord of any rent with knowledge of the breach of any covenant or agreement contained in this Lease shall not be a waiver of the breach, and no waiver by Landlord of any violation or provision of this Lease shall be effective unless expressed in writing and signed by Landlord. Payment by Tenant or receipt by Landlord of a lesser amount than due under this Lease may be applied to such of Tenant's obligations as Landlord elects. No endorsement or statement on any check, and no accompanying letter, shall make the same an accord and satisfaction, and Landlord may accept any check or payment without prejudice to Landlord's right to recover the balance of the rent or pursue any other remedy provided in this Lease.

19. ENCUMBRANCES, ASSIGNMENT AND SUBLETTING. Except upon Landlord's written consent, which shall not be unreasonably withheld or delayed, or as otherwise permitted herein, Tenant may not assign, transfer, or encumber this Lease or any estate or interest herein, or permit the same to occur, or sublet or grant any right of occupancy for any part of the Premises, or permit such occupancy by any other parties other than Tenant and Tenant's employees, or modify or terminate any agreement providing for any of the foregoing (the foregoing collectively referred to as "Transfer," and the other party thereto the "Transferee"). Any prohibited Transfer is voidable by Landlord.

         19.1. Conditions of Transfer. Landlord's consent to a Transfer may, without limitation, be conditioned on Landlord's determination whether (a) the Transferee will conduct business of a quality equal to that of Tenant, consistent with the character of the Project and its occupants, and consistent with any exclusives or other rights held by or contemplated for other occupants, and (b) the Transferee's financial responsibility shall equal or exceed that of Tenant and that which is then required by Landlord, whichever is greater. Consent by Landlord to any Transfer shall not be a waiver of Landlord's rights as to any subsequent Transfers. Any approved Transfer shall be expressly subject to the terms and conditions of this Lease. If Tenant's obligations under this Lease have been guaranteed by third parties (herein called "Guarantors"), then Landlord's consent to the Transfer may be conditioned upon Landlord's receipt of the written consent of each Guarantor to such Transfer and the terms thereof. In the event of any Transfer, each transferor and all Guarantors will remain fully responsible and liable for all of Tenant's obligations under this Lease, and the Transferee will automatically be jointly and severally liable to the extent of the transferred portion of the Premises. Upon an event of default, as hereinafter defined, while a Transfer is in effect, Landlord may collect directly from the Transferee all sums becoming due to Tenant under the Transfer and apply this amount against any sums due Landlord by Tenant, and Tenant authorizes and directs any Transferee to make payments directly to Landlord upon notice from Landlord. No direct collection by Landlord from any Transferee shall constitute a novation or release of Tenant or any Guarantor, a consent to the Transfer or a waiver of the covenant prohibiting Transfers. Landlord, as Tenant's agent, may endorse any check, draft or other instrument payable to Tenant for sums due under a Transfer, and apply the proceeds in accordance with this Lease; this agency is coupled with an interest and is irrevocable.

         19.2. Request to Assign or Sublet; Cancellation. With any request for consent to a Transfer, Tenant will submit a copy of the proposed Transfer document to Landlord and notify Landlord of the proposed effective date of the Transfer, the name of the proposed Transferee (accompanied by evidence of the nature, character, and financial condition of the Transferee and its business), and all terms and conditions (including rental) of or relating to the Transfer. Notwithstanding anything to the contrary in this Paragraph 19, within thirty (30) days of such request (or any time, if Tenant enters into any Transfer without obtaining the consent of Landlord), Landlord, by notice to Tenant, may terminate this Lease (and, in the case of a sublease of substantially all the Premises for the balance or substantially all the balance of the Term, Landlord may terminate this Lease in its entirely or may terminate this Lease as to all or any portion of the Premises proposed to be sublet), as of the proposed effective date of the Transfer as if that were the original Termination Date (or immediately, if Tenant enters into the Transfer without obtaining the consent of Landlord). If Landlord so elects to terminate, Landlord shall have the right to relet the Premises (or the portion of the Premises as to which this Lease is terminated pursuant to Landlord's election as a result of a sublease) or any portion thereof to anyone (including the proposed Transferee) on any terms, and Tenant shall not be entitled to any portion of any profit Landlord may realize as a result of any such reletting. If this Lease is terminated as to a portion of the Premises as a result of the foregoing, then Base Rent, Tenant's Share of Operating Expenses, Tenant's parking rights (if any), and any other provisions hereof based upon the rentable area of the Premises shall be reduced by the amount allocable to such portion of the Premises so terminated.

         19.3. Excess Rent. If the consideration Tenant receives for any Transfer exceeds the rent payable under this Lease for the same period and portion of the Premises and Tenant's subleasing expenses such as broker's commissions, advertising costs and tenant improvements, then fifty percent (50%) of the excess shall be immediately due and payable by Tenant to Landlord as Additional Rent under this Lease.

         19.4. Transfers to Related Entities. "Transfer" within the meaning of this Paragraph 19 shall not include any sublease or assignment of all or a portion of the Premises to any (i) person, corporation or partnership which controls, is controlled by or is under common control with Tenant; (ii) a successor corporation related to Tenant by merger, consolidation, nonbankruptcy reorganization or government action; or (iii) a purchaser of substantially all of the Tenant's assets; provided that, in each instance described above, (a) the transferee assumes the obligations of the Tenant under this Lease in a written instrument delivered to Landlord; (b) the transferor Tenant remains liable as a primary obligor for the obligations of Tenant under this Lease; and (c) the financial strength of the transferee Tenant is no less than Tenant's financial strength as of the Commencement Date or the date of such Transfer, whichever is greater. Tenant shall notify Landlord of any such transfer to a related or successor entity prior to its consummation.

20. SUBORDINATION. This Lease and all rights of Tenant under this Lease are subordinate to any of the following, and any modifications thereof, which may now or hereafter affect any portion of the Building: any Mortgage, or any ground or underlying lease covering any part of the Building, provided that the Mortgage holder or ground lessor shall agree that Tenant's peaceable possession of the Premises will not be disturbed on account of such subordination so long as Tenant is not in default and performs all obligations hereunder. On sale by foreclosure of a Mortgage or sale in lieu of foreclosure, Tenant will attorn to the purchaser if requested by such purchaser, and recognize the purchaser as the Landlord under this Lease. These provisions are self-operative and no further instrument is required to effect them; however, upon demand from time to time, Tenant shall execute, acknowledge and deliver to Landlord any instruments necessary or proper to evidence such subordination and/or attornment or, if Landlord so elects, to render any of the foregoing subordinate to this Lease or to any or all rights of Tenant hereunder. Tenant further waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any such foreclosure proceeding or sale, and agrees that this Lease shall not be affected in any way whatsoever by any such proceeding or sale unless the Mortgagee, or the purchaser, shall declare otherwise.

21. ESTOPPEL CERTIFICATE. Upon Landlord's written request from time to time, Tenant will execute and deliver to Landlord, within ten (10) days after Tenant's receipt of Landlord's written request, certificates, an example of which is attached hereto as Exhibit D, certifying: (i) the date of commencement of this Lease; (ii) the fact that this Lease is unmodified (except as the certificate specifies) and in full force and effect; (iii) the date to which the sums payable under this Lease have been paid; (iv) that there are no current defaults under this Lease by either Landlord or Tenant except as specified; and (v) such other matters as Landlord requests. This certification may be relied upon by any actual or prospective Mortgagee or purchaser of all or part of the Building or any interest therein or in Landlord. Failure to so execute and deliver said certificate shall be deemed a default under this Lease.

22. SIGNS. Intentionally deleted.

23. SURRENDER OF PREMISES. As soon as its right to possession ends, Tenant will surrender the Premises to Landlord with all originally painted interior walls washed, or re-painted if marked or damaged and other interior walls and doors cleaned and repaired or replaced, all carpets cleaned and in good condition, the HVAC equipment inspected, serviced and repaired by a reputable and licensed service firm and all floors cleaned and waxed and otherwise in as good repair and condition as when Tenant first occupied, except for reasonable wear and tear, and for damage or destruction by fire or other casualty for which Tenant is not otherwise responsible. Tenant will concurrently deliver to Landlord all keys to the Premises, and restore any locks which it has changed to the system which existed at the commencement of the Term. If possession is not immediately surrendered by Tenant, Landlord may enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof.

         23.1. Leasehold Improvements and Fixtures. At the expiration or termination of the Term, Landlord may require the removal of any or all Alterations, personal property and equipment from the Premises, and the restoration of the Premises to its condition as when Tenant first occupied, except for reasonable wear and tear, at Tenant's expense. Unless Landlord requires their removal pursuant to this Lease, all Alterations made to the Premises shall remain upon and be surrendered with the Premises at the expiration or termination of the Term. All personal property and equipment on or about the Premises, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, shall be removed from the Premises by Tenant (if it is not in default) at the expiration or termination of the Term. All removals by Tenant will be accomplished in a good and workmanlike manner so as not to damage any portion of the Premises or Building, and Tenant will promptly repair and restore all damage done. If Tenant does not so remove any property which it has the right or duty to remove, Landlord may immediately either claim it as abandoned property, or remove, store and dispose of it in any manner Landlord may choose, at Tenant's cost and without liability to Tenant or any other party.

         23.2. Holding Over. If Tenant does not surrender the Premises as required and holds over after its right to possession ends, Tenant shall become a tenant at sufferance only, at a monthly rental rate equal to one hundred fifty percent (150%) of the total rent payable in the last prior full month, or the then existing fair market rental, whichever is greater, without renewal, extension or expansion rights, and otherwise subject to the terms, covenants and conditions herein specified, so far as applicable. Nothing other than a fully executed written agreement of the parties creates any other relationship. Tenant is liable for Landlord's loss, costs and damage from such holding over, including, without limitation, those from Landlord's delay in delivering possession to other parties. These provisions are in addition to other rights of Landlord hereunder and as provided by law.

24. PROFESSIONAL FEES. Landlord shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such default. In any dispute between the parties (whether or not litigated) arising hereunder or out of Tenant's use or occupancy of the Premises, the prevailing party's reasonable costs and expenses (including fees of attorneys and experts) will be paid or reimbursed by the unsuccessful party.

25. GENERAL PROVISIONS.

         25.1. Mortgagee Protection. Tenant shall not sue Landlord for damages or exercise any right to terminate until (a) it gives written notice to any Mortgagee whose name and address have been furnished to Tenant, and (b) a reasonable time for remedying the act or omission giving rise to such suit has elapsed following the giving of the notice, without the same being remedied. During that time, Landlord shall not be considered in default, and Landlord and/or any Mortgagee and/or their employees, agents or contractors may enter the Premises and do therein whatever may be necessary to remedy the act or omission.

         25.2. Transfer of Landlord's Interest. Landlord may transfer, assign or convey any or all of its interest in the Building or its rights under this Lease. Upon transfer of its rights under this Lease, Landlord is freed and relieved of all then future obligations under this Lease, the transferee shall be deemed to have assumed those obligations, and Tenant will look solely to the successor to Landlord. This Lease shall inure to the benefit of and bind all parties hereto and their respective successors and assigns.

         25.3. Waiver. Tenant waives any right it may now or hereafter have (i) to redeem the Premises or to have a continuance of this Lease after termination of the Lease, Tenant's right of occupancy or the Term (ii) for exemption of property from liability for debt or for distress for rent, (iii) relating to notice or delay in levy of execution in case of eviction for nonpayment of rent. The parties agree that in any litigation under this Lease for the relationship it creates, the judge, rather than the jury, shall determine any matters of fact relating to Transfers, bankruptcy or similar matters or to the structural or mechanical systems of the Building.

         25.4. Identification of Tenant. If there is more than one party constituting Tenant or any Guarantor, their obligations are joint and several, and Landlord may proceed against any one or more of them before proceeding against the others, nor shall any party constituting Tenant or Guarantor be released for any reason whatsoever, including, without limitation, any amendment of this Lease, any forbearance by Landlord or waiver of any of Landlord's rights, the failure to give any party constituting Tenant or Guarantor any notices, or the release of any party liable for the payment of Tenant's obligations. If there is more than one party constituting Tenant, any of them acts for all others in every regard with respect to this Lease (including but not limited to any renewal, extension, expiration, termination or modification).

         25.5. Interpretation of Lease. Tenant acquires no rights by implication from this Lease, and is not a beneficiary of any past, current or future agreements between Landlord and third parties. Surrender or cancellation of this Lease shall not work a merger, and shall, at Landlord's option, assign to it all subleases or subtenancies. The delivery of keys to Landlord or Landlord's Managing Agent is not a termination of this Lease or a surrender of the Premises. Headings in this Lease are for convenience only, and do not affect the meaning of the text. Unless context indicates otherwise, words of any gender or grammatical number include all genders and numbers. Where context conflicts with the definition of any term, context will control, but only for that use and related uses. If any provision of this Lease or any application thereof is invalid, void or illegal, no other provision or application shall be affected. Time is of the essence of every provision of this Lease. California law governs this Lease. Neither party may record this Lease or a copy or memorandum thereof. Submission of this Lease to Tenant is not an offer, and Tenant will have no rights hereunder until each party executes a counterpart and delivers it to the other party.

         25.6. Limitation on Liability. Landlord's rights hereunder are solely for Landlord's benefit, and Landlord has no duty to exercise them for the benefit of Tenant or others. Any liability of Landlord to Tenant under this Lease, or arising from the relationship under it, is limited to the lesser of
(i) the value of the equity interest of Landlord in the Building or (ii) twenty percent (20%) of the value of the Building, and Landlord and Landlord's employees, officers, directors, shareholders, partners and agents shall not be personally liable for any deficiency; but this does not limit or deny any remedies which do not involve personal liability. Tenant shall not, however, name Landlord's employees, officers, directors, shareholders, partners and agents as a defendant in any action seeking to impose personal liability on any one or more of them. If Tenant proposes any action which requires Landlord's consent and such consent is impermissibly withheld, denied or delayed, Tenant may seek an injunction or specific performance but shall not be entitled to damages therefor.

         25.7. Financial Statements. Tenant represents, warrants and covenants that financial statements heretofore or hereafter furnished to Landlord, in connection with this Lease, are accurate and are not materially misleading. At any time during the Term, Tenant shall, upon ten (10) days prior written notice, provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year, and prepared in accordance with generally accepted accounting principles and, if such is Tenant's normal practice, audited by an independent certified public accountant.

         25.8. Quiet Enjoyment. If Tenant pays all sums and performs all its other obligations under this Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises, subject to this Lease and to rights to which the Lease is subordinate. Tenant acknowledges that it may be subject to inconveniences typical of projects under development such as construction, maintenance and repair in other areas of the Project and Building, and further acknowledges that the Building and the Project are subject to sight, sound and overflight by general aviation aircraft.

         25.9. Payments and Notices. Any notice or document shall be considered received when personally delivered by mail, messenger, overnight courier or otherwise to, or whether actually received or not, on the third day after deposit in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the parties hereto at the respective addresses set forth on the signature page of this Lease, or to Tenant at the Premises, or at such other address as they may specify from time to time by written notice delivered in accordance with this Paragraph 25.9, except that if such day is not a business day, the notice or document will be considered delivered on the next business day. All payments required to be made by Tenant to Landlord are to be paid, without prior demand except as may be specified and without any setoff, deduction or counterclaim whatsoever, in legal tender of the United States of America at the address set forth on the invoice or, if no invoice is submitted or no address is set forth, at the address for the Landlord set forth on this Lease or at any other address as Landlord may specify from time to time by written notice in accordance with this Paragraph 25.9.

         25.10. Late Payments. If any amounts due hereunder from Tenant are not received by Landlord within ten (10) days after said amounts are due, Tenant shall also pay to Landlord a late charge of six percent (6%) of all such past due amounts for which the parties agree is a fair and reasonable estimate of the extra costs (including, without limitation, processing and accounting charges) Landlord will incur by reason of the late payment. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to such overdue amount, or prevent Landlord from exercising any of its other rights and remedies. Any amounts overdue from Tenant hereunder shall accrue interest from the date due at the Prime Rate plus two percent (2%) per annum. If Tenant is late in the payment of Base Rent for two (2) consecutive months, Landlord may require Tenant to pay Base Rent in advance on a quarterly basis. If any check or other payment device is returned due to insufficient funds or any other reason, Landlord may require all future payments to be made by money order or cashier's check.

         25.11. Rules and Regulations. Tenant shall comply with the Rules and Regulations (as changed from time to time as therein provided) attached hereto as Exhibit E.

         25.12. Rights Reserved by Landlord. In addition to other rights retained or reserved, Landlord reserves the following rights, exercisable without notice and without liability to Tenant and without effecting an eviction, constructive or actual, or in any way diminishing Tenant's obligations: (a) to change the name or street address of the Building or Project; (b) to install and maintain, modify or remove any signs on the exterior and interior of the Building or Project; (c) to designate and approve, prior to installation, all types of interior and exterior window treatments and to control all internal lighting that may be visible from the exterior of the Building; (d) the exclusive right to designate, limit, restrict and control any business and any service in or to the Project or its tenants; (e) to keep, and to use in appropriate instances, keys to all doors within and into the Premises (no locks shall be changed or added without the prior, written consent of Landlord); (f) to decorate and make repairs, alterations or additions, whether structural or otherwise, in and about any part of the Project and to enter the Premises for these purposes and, during such work, to temporarily close doors, entryways, public space and corridors in the Building or Project, to interrupt or temporarily suspend Building services and facilities and to change the arrangement and location of entrances or passageways, windows, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Building or Project; (g) to approve the weight, size and location of safes and other heavy equipment and articles in and about the Premises and the Building, and to require all such items and furniture to be moved into and out of the Building and Premises only at times and in such manner as Landlord directs (movement of Tenant's property is entirely at the risk and responsibility of Tenant, and Landlord reserves the right to require permits before allowing any property to be moved into or out of the Building); (h) to have access for Landlord and other tenants of the Building to any mail receptacles located on the Project according to the rules of the United States Postal Service; (i) to close any part of the Common Areas to the extent necessary in Landlord's opinion to prevent the accrual of any prescriptive rights, to temporarily close any part of the Common Areas to repair and maintain them or for any other reasonable purpose, or to change the nature of the Common Areas, including without limitation changes in the location, size, shape, and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, and walkways; and (j) to take all reasonable measures Landlord considers advisable for the security of the Project and its occupants.

         25.13. Responsibility for Others. Where either party waives rights against the other party, it also waives the same rights against the other party's employees, officers, directors, shareholders, partners, agents, contractors and invitees. The waiver shall be considered a waiver on behalf of the party making it, of all that party's employees, officers, directors, shareholders, partners and agents, and of anyone claiming under any of them, including insurers and creditors. Wherever in this Lease Tenant agrees not to do a particular thing, Tenant also agrees not to permit its employees, agents, contractors or invitees to do so.

         25.14. Landlord's Costs. Where Tenant is required to pay or reimburse Landlord for the costs of any item, the cost shall be the reasonable and customary charge established by Landlord from time to time, including a reasonable allocation of Landlord's overhead, administrative and related costs associated with the ownership and operation of the Building. Failure to pay any reimbursable cost shall be treated as a failure to pay rent. In connection with any request by Tenant for the consent of Landlord to an Alteration, Transfer or other act proposed by Tenant under this Lease, Tenant shall pay Landlord's reasonable costs and expenses incurred in connection therewith, including attorneys', architects', engineers' and other consultants' fees.

         25.15. Invoices. Tenant will promptly notify Landlord of any dispute it may have regarding Landlord's invoices. If Tenant does not notify Landlord within thirty (30) days after receiving the invoice, it shall be conclusively deemed to have agreed to the invoice and all underlying facts.

         25.16. Force Majeure. When a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there is excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other cause of any kind whatsoever which are beyond the control of Landlord. Subject to the preceding sentence, time is of the essence of every part of this Lease.

         25.17. Lender Modification. Tenant agrees to make such reasonable modifications to this Lease as may reasonably be required in connection with the obtaining of normal financing or refinancing of the Building.

         25.18. Negotiated Transaction. The parties mutually acknowledge that this Lease has been negotiated at arm's length. The provisions of this Lease shall be deemed to have been drafted by all of the parties and this Lease shall not be interpreted or constructed against any party solely by virtue of the fact that such party or its counsel was responsible for its preparation.

THIS LEASE CONTAINS ALL AGREEMENTS OF THE PARTIES CONCERNING THIS SUBJECT MATTER, SUPERSEDING ANY SUCH PRIOR AGREEMENTS, REPRESENTATIONS OR WARRANTIES, AND MAY BE AMENDED OR MODIFIED ONLY BY A WRITTEN AGREEMENT SIGNED BY BOTH PARTIES.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.


LANDLORD'S ADDRESS                     LANDLORD:

c/o RNM Properties                     RNM LAKEVILLE, L.P., a California Limited
135 Main Street, Suite 1140            Partnership
San Francisco, CA 94105
                                       By RNM PETALUMA, INC., a California
                                       corporation, its Managing General Partner
Attention:  John R. McNulty

                                       By ______________________________________
                                             John R. McNulty, Its President


TENANT'S ADDRESS                       Date ____________________________________

At the Premises:                       TENANT:
Attention:  Bruce Wilson

Tenant  and  the  person  executing    HEALTHY PLANET PRODUCTS, INC., a
this  Lease  on   Tenant's   behalf    Delaware corporation
represent and warrant that they are
duly authorized and empowered so to
execute and deliver this Lease, and
that  this  Lease is  binding  upon    By ______________________________________
Tenant  in   accordance   with  its                (signature)
terms.

                                          ______________________________________
                                                   (print name)

                                       Its _____________________________________
                                                  (insert title)

                                       Date ____________________________________

                                    ADDENDUM
                                    TO LEASE

This Addendum is made and entered into by and between RNM Lakeville, L.P., a California Limited Partnership, as Landlord, and HEALTHY PLANET PRODUCTS, INC., a Delaware corporation, as Tenant, and is dated as of the date set forth on the first page of the Lease between Landlord and Tenant to which this Addendum is attached (the "Lease"). The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Lease. To the extent that the provisions of this Addendum are inconsistent with the terms and conditions of the Lease, the terms of this Addendum shall control.

26. TENANT'S EXTENSION OPTION. Tenant's options to extend the term of the Lease under the Existing Lease have lapsed and are no longer in effect. Tenant has no further option to extend.

27. PARKING.  Tenant shall be entitled to the  non-exclusive use of up to thirty
(30) unreserved and unassigned parking spaces in the Common Areas in accordance with Landlord's rules and regulations as may be amended from time to time and such areas as are designated by Landlord. Notwithstanding the above, Landlord shall designate two parking spaces at the front of the Building for Tenant's visitors, and the other spaces shall located along the side or rear of the Building. Tenant shall not park any vehicle other than ordinary passenger vehicles in the Common Areas, except for loading purposes. Loading and loading is permitted only on designated loading docks or areas. Tenant shall not at any time park or permit the parking of Tenant's vehicles or trucks, or the vehicles or trucks of Tenant, its employees, invitees, suppliers or others, in any portion of the Common Area not designated by Landlord for such use by Tenant. Tenant shall not abandon any inoperative vehicles or equipment on any portion of the Common Area, nor shall Tenant, its employees, invitees, suppliers or others park or store any vehicle (permitted size or otherwise) on any portion of the Common Area, including designated parking areas, unattended for any period longer than twenty-four (24) hours. Vehicles parked in violation of this Section shall be subject to towing at Tenant's expense.

28. HAZARDOUS MATERIAL.

         28.1. Use Restrictions. Tenant shall not use, generate, manufacture, produce, store, release, discharge or dispose of, on, under or about the Premises, or transport to or from the Premises, any Hazardous Materials or allow its employees, Agents, contractors, invitees or any other person or entity to do so except in full compliance with all Federal, state and local laws, regulations and ordinances and this Agreement. The term "Hazardous Materials" shall include without limitation: (1) Those substances included within the definitions of "hazardous substances", "hazardous materials", "toxic substances" or "solid waste" under CERCLA, RCRA and the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801, et seq. and in the regulations promulgated pursuant to said Laws; (2) Those substances defined as "hazardous wastes" in Section 25117 of the California Health & Safety Code, or as "hazardous substances" in Section 25316 of the California Health & Safety Code, and in the regulations promulgated pursuant to said Laws; (3) Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or designated by the Environmental Protection Agency (or any successor agency) as hazardous substances; (4) Such other substances, materials and wastes which are or become regulated under applicable local, state or federal Law or the United States government, or which are or become classified as hazardous or toxic under federal, state or local Laws or regulations; and (5) Any material, waste or substance which is (i) petroleum, (ii) asbestos, (iii) polychlorinated biphenyls, (iv) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act of 1977, 33 U.S.C. Sections 1251, et seq. (33 U.S.C. Section
1321) or listed pursuant to Section 307 of the Clean Water Act of 1977 (33 U.S.C. Section 1317), (v) flammable explosives, or (vi) radioactive materials.

         28.2.  Tenant's  Indemnity.  Tenant shall be liable to Landlord for and
indemnify   and  hold   Landlord   harmless   against  all  damages   (including
investigation and remedial costs), liabilities,  losses

                                   ADDENDUM-1

(including diminution of value of the Premises), fines, penalties, fees, and claims arising out of Tenant's and Tenant's agents' activities associated with Hazardous Materials, including all costs and expenses incurred by Landlord in remediating, cleaning up, investigating or responding to any governmental or third party claims, demands, orders or enforcement actions. In the event Tenant and/or Tenant's agents' activities with Hazardous Materials create a contamination problem on or adjacent to the Premises, the Building or the Project, Tenant shall promptly commence investigation and remedial activities to fully clean up the problem. If appropriate or required by law, these activities shall be conducted in conjunction with Federal, state and local oversight and approvals. If any action of any kind is required or requested to be taken by any governmental authority to clean-up, remove remediate or monitor any Hazardous Materials (the presence of which is the result of the acts or omissions of Tenant or its Agents) and such action is not completed prior to the expiration or earlier termination of the Lease, Tenant shall be deemed to have impermissibly held over until such time as such required action is completed, and Landlord shall be entitled to all damages directly or indirectly incurred in connection with such holding over, including, without limitation, damages occasioned by the inability to re-let the Premises or a reduction of the fair market and/or rental value of the Premises.

         28.3. Assignment and Subletting. It shall not be unreasonable for Landlord to withhold its consent to any proposed assignment or subletting if (i) the proposed assignee's or subtenant's anticipated use of the Premises involves the storage, generation, discharge, transport, use or disposal of any Hazardous Material in a greater intensity and scope than Tenant's then-existing use, or
(ii) the proposed assignee or subtenant has been required by any prior landlord, Lender or governmental authority to "clean-up" or remediate any Hazardous Material and has failed to do so, or (iii) the proposed assignee or subtenant is subject to a criminal investigation or enforcement order or proceeding by any government authority in connection with the use, generation, discharge, transport, disposal or storage of any Hazardous Material.

         28.4. List of Hazardous Materials. Upon request of Landlord, Tenant shall provide Landlord with a list of Hazardous Materials (and the quantities thereof) which Tenant uses or stores (or intends to use or store) on the Premises, which list shall be attached to this Lease as Exhibit F.

                  (a) Prior to Tenant using, handling, transporting or storing any Hazardous Material at or about the Premises, Tenant shall submit to Landlord a Hazardous Materials Management Plan ("HMMP") for Landlord's review and approval, which approval shall not be unreasonably withheld. The HMMP shall describe: (aa) the quantities of each material to be used, (bb) the purpose for which each material is to be used, (cc) the method of storage of each material,
(dd) the method of transporting each material to and from the Premises and within the Premises (ee) the methods Tenant will employ to monitor the use of the material and to detect any leaks or potential hazards, and (ff) any other information any department of any governmental entity (city, state or federal) requires prior to the issuance of any required permit for the Premises or during Tenant's occupancy of the Premises. Landlord may, but shall have no obligation to review and approve the foregoing information and HMMP, and such review and approval or failure to review and approve shall not act as an estoppel or otherwise waive Landlord's rights under this Lease or relieve Tenant of its obligations under this Lease. If Landlord determines in good faith by inspection of the Premises or review of the HMMP that the methods in use or described by Tenant are not adequate in Landlord's good faith judgment to prevent or eliminate the existence of environmental hazards, then Tenant shall not use, handle, transport, or store such Hazardous Materials at or about the Premises unless and until such methods are approved by Landlord in good faith and added to an approved HMMP. Once approved by Landlord, Tenant shall strictly comply with the HMMP and shall not change its use, operations or procedures with respect to Hazardous Materials without submitting an amended HMMP for Landlord's review and approval as provided above.

                  (b) Tenant shall pay to Landlord when Tenant submits an HMMP (or amended HMMP) the amount reasonably determined by Landlord to cover all Landlord's costs and expenses reasonably incurred in connection with Landlord's review of the HMMP which costs and expenses shall include, among other things, all reasonable out-of-pocket fees of attorneys, architects, or other consultants incurred by Landlord in connection with Landlord's review of the HMMP. Landlord shall have no obligation to consider a request for consent to a proposed HMMP unless and until Tenant has paid all

                                   ADDENDUM-2
such costs and expenses to Landlord irrespective of whether Landlord consent to such proposed HMMP. Tenant shall pay to Landlord on demand the excess, if any, of such costs and expenses actually incurred by Landlord over the amount of such costs and expenses actually paid by Tenant over the amount such costs and expenses actually incurred by Landlord. Tenant shall immediately notify Landlord or any inquiry, test, investigation, enforcement proceeding by or against Tenant or the Premises concerning any Hazardous Material. Any remediation plan prepared by or on behalf of Tenant must be submitted to Landlord prior to conducing any work pursuant to such plan and prior to submittal to any applicable government authority and shall be subject to Landlord's consent. Tenant acknowledges that Landlord, as the owner of the Property, at its election, shall have the sole right to negotiate, defend, approve and appeal any action taken or order issued with regard to any Hazardous Material by any applicable governmental authority. Landlord shall have the right to appoint a consultant to conduct an investigation to determine whether any Hazardous Material is being used, generated, discharged, transported to or from, stored or disposed of in, on, over, through, or about the Premises, in an appropriate and lawful manner and in compliance with the requirements of this Lease. Tenant, at its expense, shall comply with all reasonable recommendations of the consultant required to conform Tenant's use, storage or disposal of Hazardous Materials to the requirements of applicable Law or to fulfill the obligations of Tenant hereunder.

         28.5. Landlord's Indemnity. Landlord shall be liable to Tenant for and indemnify and hold Tenant harmless against all damages (including investigation and remedial costs), liabilities and claims arising out of Landlord's and Landlord's agents' activities associated with Hazardous Materials, and arising out of any Hazardous Materials existing on or under the Building as of the Commencement Date, including all costs and expenses incurred by Tenant in remediating, cleaning up, investigating or responding to any governmental or third party claims, demands, orders or enforcement actions.

         28.6. Provisions Survive Termination. Upon the expiration or earlier termination of the Lease, Tenant, at its sole cost, shall remove all Hazardous Materials from the Premises that Tenant or its Agents introduced to the Premises. The provisions of this Section 28 shall survive the expiration or termination of this Lease.

29. COMMON AREAS.

                  (a) Landlord hereby grants to Tenant, for the benefit of Tenant and its employees, suppliers, shippers, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Landlord under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Project. Under no circumstances shall the right herein granted to use the Common Area be deemed to include the right to store any property, temporarily or permanently, in the Common Area or to construct or install any improvements in the Common Area. Any such storage shall be permitted only by the prior written consent of Landlord or Landlord's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur, the Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Tenant, which cost shall be immediately payable by Tenant to Landlord upon demand by Landlord.

                  (b) Landlord or such other person(s) as Landlord may appoint, shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Tenant agrees to abide by and conform to all such rules and regulations, as well as any private conditions, covenants, and restrictions of public record now or hereafter affecting the Premises and any amendment thereof, and to cause its employees, suppliers, shippers, customers and invitees to abide and conform. Landlord shall not be responsible to Tenant for the non-compliance with said rules and regulations by other tenants or authorized users of the Project. Any failure by Tenant or its agents, employees or representatives to observe and comply with the rules and regulations established by Landlord with respect to the Common Areas shall be a default by Tenant hereunder.

                                   ADDENDUM-3

                  (c) Landlord shall have the right in Landlord's sole discretion, from time to time: (i) to make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways;
(ii) to close temporarily any of the Common Areas for maintenance purposes, so long as reasonable access to the Premises remains available; (iii) to designate other land outside the boundaries of the Project to be a part of the Common Areas; (iv) to add additional buildings and improvements to the Common Areas;
(v) to use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project, or any portion thereof; (vi) to close, at reasonable times, all or any portion of the parking areas for any reasonable purpose, including without limitation, the prevention of a dedication thereof, or the accrual of the rights of any person or public therein; and, (vii) to do and perform such other acts and make such other changes in, to or with respect to the Common Areas and the Project as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

30. EXISTING LEASE.

         30.1.   Conditions  to  Acceptance.   As  material   consideration  for
Landlord's agreeing to supercede the Existing Lease with this Lease, Tenant shall perform the following:

                  (a) Surrender to Landlord the 34,181 square feet of Rentable Area designated on Addendum B ("Surrendered Premises") no later than December 31, 1999 (the "Surrender Date"), free of all subtenants, in good and clean condition, with light fixtures, doors, walls and floors clean, patched and otherwise in good repair (including repair of loading dock doors) and otherwise in conformance with the provisions of the Existing Lease, except that Tenant shall not (i) remove or disable any cabling or communications wiring within the Surrendered Premises or (ii) remove any improvements, fixtures, trade fixtures, additions or alterations from the Surrendered Premises, except for its personal property and trade fixtures which are not affixed to the Surrendered Premises. Tenant shall restore any and all damage to the Surrendered Premises resulting from the removal of its property. Tenant shall fully perform its obligations with respect to the Existing Lease through the Surrender Date, including payment of rent thereunder for the Premises and the Surrendered Premises.

                  (b) Prior to the Surrender Date, Tenant shall construct a demising wall between the Surrendered Premises and the Premises in accordance with such plans as are approved by Landlord and in accordance with applicable laws, rules, regulations, ordinances, and building codes ("Tenant Work"). In the event Tenant has not completed the demising wall by January 15, 2000, or Landlord reasonably believes Tenant will not complete such construction by said date, then Landlord, following three (3) days notice to Tenant, shall assume control of such construction, and Tenant shall reimburse Landlord for all costs and expenses incurred by Landlord in connection with such construction, together with an administrative fee equal to 5% of such Landlord costs. Further, Tenant shall reimburse Landlord for the costs of separating the electrical service (including installing separate meters) for the Surrendered Premises and the Premises.

                  (c) Tenant shall pay to Landlord $61,449.60 (the "Termination Payment") in four (4) equal monthly installments of $15,362.40 each on the first day of each calendar month commencing on the Commencement Date. Failure to pay all or any portion of the Termination Payment may, at the election of the Landlord, be deemed a failure to pay rent under this Lease.

         30.2. Entry by Landlord. Notwithstanding the provisions of the Lease, commencing upon execution of this Agreement, Landlord, following written or oral notice to Tenant, may enter upon the Surrendered Premises to show the Surrendered Premises to prospective tenants and measure and plan for future tenants. Further, it Tenant is not occupying the Surrendered Premises, Landlord may enter the Surrendered Premises to commence construction of tenant improvements therein, without such entry being deemed an early surrender of the Surrendered Premises, a trespass by Landlord, or any interference with Tenant's use and quiet enjoyment of the Surrendered Premises or Premises.

                                   ADDENDUM-4

                                    EXHIBIT A

                                      LEASE
                                   Definitions

         Building means the building in which the Premises are located, identified as 1720-1736 Corporate Circle, Petaluma, California. The total Rentable Area of the Building is 78,269 square feet.

         Business days means Monday through Friday, except holidays; "holidays" means those holidays specified by the laws of the United States or State of California, and all holidays to which maintenance employees of the Building are entitled from time to time under their union contract or other agreement.

         CC&Rs means all restrictions of public record affecting the Building, Project or Tenant's use of the Premises, including but not limited to that certain Amended and Restated Declaration of Covenants, Conditions and Restrictions recorded on March 23, 1998, in the Official Records of Sonoma County California as serial number 98-28875, as amended from time to time.

         Common Areas means all areas within the Building and the Project which are not designated for the exclusive use of Tenant, Landlord or any other tenant, including but not limited to parking areas, loading and unloading areas and docks, platforms, trash areas, roadways, sidewalks, landscaping, ramps, driveways, recreations areas, greenbelts, common entrances, restrooms and accessways, and the common pipes, conduits, wires and appurtenant equipment serving the Premises, and similar areas and facilities appurtenant to the Building and the Project.

         Guarantor means any guarantor of any of Tenant's obligations under this Lease.

         Lease Years means successive periods of twelve (12) full calendar months, beginning on the Commencement Date. If the Commencement Date is not the first day of a month, then the first Lease Year also includes the partial month in which the Commencement Date occurs.

         Mortgage means any mortgage or Deed of Trust, blanket or otherwise, covering any part of the Building.

         Mortgagee means the holder of a Mortgage.

         Operating Expenses means any and all costs, expenses and disbursements of every kind and character which Landlord incurs, pays or becomes obligated to pay at any time during the Term in connection with its ownership interest in the Building, Common Areas and Project and associated land and parking, or the operation, maintenance, management, repair, replacement, and security thereof; plus, with respect to such costs, expenses, and disbursements for the Project which do not exclusively pertain to a single building, the portion which Landlord reasonably allocates to the Building. Operating costs include, without limitation, any and all assessments Landlord must pay pursuant to the CC&Rs and any other covenants, conditions or restrictions, reciprocal easement agreements, tenancy-in-common agreements or similar restrictions and agreements affecting the Building or the Project; rent taxes, gross receipt taxes (whether assessed against Landlord or assessed against Tenant and paid by Landlord, or both); water and sewer charges; accounting, legal and other consulting fees; the net cost and expense of insurance, including loss of rents coverage, for which Landlord is responsible hereunder or which Landlord or any Mortgagee reasonably deems necessary or desirable (including losses borne by Landlord as a result of deductibles carried by Landlord under any insurance policy or self insurance by Landlord); utilities not paid directly by Tenant; security; labor; utilities surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations or interpretations thereof, promulgated by any federal, state, regional, municipal or local government authority in connection with the use or occupancy of the Building, the Project or the Common Areas; the cost (subject to the exclusions set forth below) of any equipment used in connection in operations and of any capital improvements; air conditioning; waste disposal; heating, ventilating; elevator maintenance and supplies; materials; equipment; tools; repair and

                                    EXHIBIT A
                                    Page A-1
maintenance of the Building, including the structural portion of the Building, and the plumbing, heating, ventilating, air conditioning, electrical and building management systems installed or furnished by Landlord; maintenance costs, including utilities and payroll expenses, rental of personal property used in maintenance, gardening and landscaping, repaving and all other upkeep of all Common Areas; maintenance of signs (other than Tenant's signs); personal property taxes levied on or attributable to personal property used in connection with the entire Building or Project, including the Common Areas; reasonable audit or verification fees; costs and expenses of repairs, resurfacing, repairing, maintenance, painting, lighting, cleaning, refuse removal, security and similar items, including appropriate reserves; and costs reasonably incurred to reduce or contest Real Property Taxes and other Operating Expenses. Operating Expenses shall also include costs incurred in the management of Building, including supplies, wages and salaries of employees used in the management, operation, repair and maintenance of the Building, and payroll taxes and similar governmental charges with respect thereto, management office rental, and a management fee, which costs and fee shall not, in the aggregate, exceed one and one quarter percent (1.25%) of the Rent and Additional Rent hereunder, excluding therefrom the management fee. Operating Expenses paid or incurred by Landlord during any calendar year of the Lease term during which the occupancy rate in the Project is less than ninety-five percent (95%) shall be adjusted upward to reflect (i) a ninety-five percent (95%) occupancy rate for the Project , and
(ii) assuming a tax appraisal of the Project as though it were completed and fully-occupied.

         Exclusions  from  Operating   Expenses:   Notwithstanding   the  above,
Operating Expenses shall not include the following:

                  (i) Interest, principal, depreciation, and other lender costs and closing costs on any mortgage or mortgages, ground lease payments, or other debt instrument encumbering the Building or Project;

                  (ii) Any bad debt loss, rent loss, or reserves for bad debt or rent loss;

                  (iii) Interest or penalties resulting from late payment of any Operating Expense by Landlord due to Landlord's negligence or willful misconduct (unless Landlord in good faith disputes a charge and subsequently loses or settles that dispute);

                  (iv) Costs associated with operation of the business of the ownership of the Building or Project or entity that constitutes Landlord or Landlord's property manager, as distinguished from the cost of Building operations, including the costs of partnership or corporate accounting and legal matters; defending or prosecuting any lawsuit with any mortgagee, lender, ground lessor, broker, tenant, occupant, or prospective tenant or occupant; selling or syndicating any of Landlord's interest in the Building or Project; and disputes between Landlord and Landlord's property manager;

                  (v) Landlord's general corporate or partnership overhead and general administrative expenses, including the salaries of management personnel who are not directly related to the Building or Project and primarily engaged in the operation, maintenance, and repair of the Building or Project, except to the extent that those costs and expenses are included in the management fees;

                  (vi)   Advertising,   promotional   expenditures  and  leasing
expenses primarily directed toward leasing tenant space in the Project;

                  (vii) Leasing commissions, space-planning costs, attorney fees and costs, disbursements, and other expenses incurred in connection with leasing, other negotiations, or disputes with tenants, occupants, prospective tenants, or other prospective occupants of the Project, or associated with the enforcement of any leases;

                  (viii) Charitable or political contributions;

                  (ix) Costs for which Landlord is reimbursed;

                                    EXHIBIT A
                                    Page A-2

                  (x) Damage or loss results from any  casualty  which  Landlord
has  covenanted  to  insure  against,   except  to  the  extent  of  deductibles
contemplated herein;

                  (xi) Any costs or expenses that are incurred directly or indirectly with respect to Landlord's indemnity obligations under this Lease;

                  (xii) Fees paid to any affiliate or party related to Landlord to the extent such fees exceed the charges for comparable services rendered by unaffiliated third parties of comparable skill, stature and reputation in the same market; and

                  (xiii) As to the costs of capital improvements, replacements, repairs, equipment and other capital costs, all such costs shall be amortized over the useful life of such improvement, replacement, repair or equipment in accordance with generally accepted accounting principles together with interest at the Prime Rate on the unamortized balance.

         Premises means the approximate area shown on Exhibit B. Landlord hereby reserves for its sole and exclusive use, the roof, any and all mechanical, electrical, telephone and similar rooms, janitor closets, elevator, pipe and other vertical shafts and ducts, flues, stairwells; the area above the acoustical ceiling; facilities serving parts of the Building or Project other than the Premises; and any other area not shown on Exhibit B as being part of the Premises.

         Prime Rate means the rate of interest published in the "Money Rates" column of Wall Street Journal as the Prime Rate, as such rate may change from time to time (or, if such rate is no longer published in the Wall Street Journal, such reasonable substitute as Landlord may select).

         Project means the Building, the Common Areas, and any other buildings or facilities owned by Landlord and operated together with the Building.

         Real Property Taxes means any form of general or special assessment, license fee, license tax, business license fee, any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Building, the Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, sanitary, fire, street, drainage or other improvement district, or any other governmental entity or public corporation, as against (a) any legal or equitable interest of Landlord in the Building, the Project or any portion thereof, (b) Landlord's right to rent or other income therefrom, (c) the square footage thereof, (d) the act of entering into any lease, (e) the occupancy of tenant or tenants generally, or (f) Landlord's business of leasing the Building, the Project or any portion thereof. The term "real property taxes" shall also include any tax, fee, levy, assessment or charge including, without limitation, any so-called value added tax, (i) which is in the nature of, in substitution for or in addition to any tax, fee, levy, assessment or charge hereinbefore included within the definition of "real property taxes," (ii) which is imposed for a service or right not charged for prior to June 1, 1978, or if previously charged for, which has been increased since June 1, 1978, (iii) which is imposed or added to any tax or charge hereinbefore included within the definition of real property taxes as a result of a "change in ownership" of the Building, the Project or any portion thereof, as defined by applicable statutes and regulations, for property tax purposes, or (iv) which is imposed by reason of this transaction, any modification or change hereto or any transfer hereof.

         Tenant's Share means the percentage of the cost of Operating Expenses for which Tenant is obligated to reimburse Landlord pursuant to this Lease. Landlord shall determine Tenant's Share of the cost of Operating Expenses using the following methods: (a) by multiplying the cost of all Operating Expenses by a fraction, the numerator of which is the number of square feet of Rentable Area in the Premises and the denominator of which is the number of square feet of Rentable Area in all buildings in the Project; or (b) (i) with respect to an Operating Expense attributable solely to the Building, requiring Tenant to pay that portion of the cost of the Operating Expense that is obtained by multiplying such cost by a fraction, the numerator of which is the number of square feet of Rentable Area in the Premises and the denominator of which is the number of square feet of Rentable Area in the entire Building, (ii) with

                                    EXHIBIT A
                                    Page A-3
respect to an Operating Expense attributable to the Common Areas of the Project, but not any particular building in the Project, requiring Tenant to pay that portion of the cost of the Operating Expense that is obtained by multiplying such cost by a fraction, the numerator of which is the number of square feet of Rentable Area in the Premises and the denominator of which is the number of square feet of Rentable Area in all buildings in the Project.

         Year or year means a calendar year.

                                    EXHIBIT A
                                    Page A-4

                                    EXHIBIT C

                    TENANT ITEMS TO BE REMOVED AT TERMINATION

o        Gas Heaters (2)
o        Transformer
o        Two sub panels
o        Electrical conduit & wiring
o        Ceiling Electrical Drops
o        Two power disconnects
o        Telephone & Data Cabling
o        Magnetic Starter

                                    EXHIBIT C
                                    Page C-1

                                    EXHIBIT E

                                 SAMPLE FORM OF
                           TENANT ESTOPPEL CERTIFICATE

         ____________________________________________      ("Tenant")     hereby
certifies to ___________ as follows:

         1. Attached hereto is a true, correct and complete copy of a lease dated _______________, 19___, between RNM Lakeville, L.P. ("Landlord") and Tenant (the "Lease"), which demised premises located at ___________________, _____________ California (the "Property"). The Lease is now in full force and effect and has been amended, modified, supplemented, extended, renewed or assigned by and only by the following described agreements, copies of which are attached hereto (if none, so indicate), all of which (together with the Lease) are hereby ratified: ___________________________________________________________
_________________________________________

         2. The term of this Lease commenced on _________, 19__ and will expire on _______________, 19__.

         3. Tenant has accepted and is now in possession of said premises.

         4. Tenant and Landlord acknowledge that the Lease will be assigned to __________ and that no modification, adjustment, revision or cancellation of the Lease or amendments thereto shall be effective unless written consent of ________________________________________________ is obtained, and that until further notice, payments under the Lease may continue as heretofore.

         5. The amount of fixed monthly rent is $__________. Tenant is paying in full lease rental which has been paid in full as of the date hereof. No rent under the Lease has been paid for more than thirty (30) days in advance of its due date.

         6. The amount of security deposits (if any) is $____________. No other security deposits have been made.

         7. All work required to be performed by Landlord or Tenant under the Lease has been performed, except for the following (if none, so indicate) ______
_________________________________________

         8. There are no defaults on the part of the Landlord or Tenant under the Lease, except for the following (if none, so indicate) _____________________
_________________________________________

         9. Tenant has no defense as to its obligations under the Lease and claims no setoff or counterclaim against Landlord, except for the following (if none, so indicate) _____________________________________________________________
_________________________________________

         10. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies except as provided in the Lease, except for the following (if none, so indicate) _________
_________________________________________

                                    EXHIBIT D
                                    Page D-1

         The foregoing certification is made with the knowledge that ________________________ is about to (fund a loan to) (purchase the Property from) Landlord and that said party is relying upon the representations herein made in (funding such loan) (making such purchase).

Dated: ___________, 19___.


                                        TENANT:

                                        ________________________________________

                                        By: ____________________________________

                                        Its: ___________________________________

                                    EXHIBIT D
                                    Page D-2

                                    EXHIBIT E

                              RULES AND REGULATIONS

1. The sidewalks, plazas, halls, passages, exits, entrances, elevators, stairways and lobbies of the Building and the other Common Areas shall not be obstructed by Tenant or used by it for any purpose other than for ingress to and egress from the Premises. Landlord retains the right to control and prevent access to the Common Areas of all persons whose presence in the judgement of the Landlord would be prejudicial to the safety, character, reputation and interests of the Project and its tenants, or who it believes are engaged in illegal or objectionable activities.

2. Except for signage authorized in the Lease, no sign, placard, picture, name, advertisement or notice visible from the exterior of the Building or Premises shall be inscribed, painted, affixed or otherwise displayed by Tenant on any part of the Building or in any area outside the Premises and any such sign, placard, picture, name, advertisement or notice may be removed by Landlord without notice to and at the expense of Tenant. No sign will be permitted on any door visible from outside the Premises without Landlord's written approval. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord, which approval will not be unreasonably withheld. Tenant shall not place anything within the Premises which is visible from outside the Building of the Premises, with the exception of ordinary office furnishings, plants and equipment.

3. With the exception of typical catering and food warming activities, no cooking shall be done or permitted by Tenant on the Premises, except that use by Tenant of Underwriters' Laboratory-approved portable equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, as shall the use of similarly-approved microwave ovens for personal use by Tenant's employees, provided that such use is in accordance with all applicable federal, state, and local laws, codes, ordinances, rules and regulations. Tenant's employees may prepare food items solely for their own personal consumption and for guests, and shall not prepare or sell, or permit to be prepared or sold, any consumable items whatsoever in the Premises or in the Building. In the event pest control is required within the Premises as a result of food preparation or other activities by Tenant, Tenant shall contract and pay for such services.

4. No person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness.

5. Landlord will initially furnish to Tenant, free of charge, two keys per lockset to the Premises, and Landlord may make a reasonable charge for additional keys. No additional locking devices shall be installed in the Premises by Tenant, nor shall any locking device be changed or altered in any respect without the prior written consent of Landlord. Landlord may make reasonable charge for any additional lock or any bolt (including labor) installed on any door of the Premises. All locks installed in the Premises shall be identified in writing to Landlord and shall be keyed to the Building master key system, with the exception of locks leading to vaults, safes or other secured areas as previously identified in writing to Landlord. The installation of such vaults, safes or other secured areas by Tenant will be subject to Landlord's prior written approval, which shall not be unreasonably withheld. Tenant, upon the termination of its tenancy, shall deliver to Landlord all keys to doors in the Premises and all access cards and I.D. cards, if any, to the Building.

6. Landlord and Tenant shall mutually agree to a reasonable time for Tenant's initial move to the Premises. Tenant shall reimburse Landlord upon demand for any additional security or other charges incurred by Landlord as a consequence of a major move. Any third parties employed by Tenant to move equipment or other items in or out of the Building must be approved in advance by Landlord. The floors, corners and walls of corridors used for the moving of equipment or other items into or out of the Building must be adequately covered, padded and protected, and Landlord

                                    EXHIBIT E
                                    Page E-1
         may elect to provide such padding and protection, at Tenant's expense, if Landlord determines that such measures undertaken by Tenant or Tenant's movers are inadequate. Landlord shall have the right to prescribe the maximum weight, size and position of all equipment, materials, supplies, furniture or other property bought into the Building, but this right shall apply only if the weight, size or position of same could reasonably be expected to exceed the load capacity of the floors and structure of the Building, or if in Landlord's reasonable estimation the position of such items creates a hazard or interferes with operation of the building systems. Heavy objects shall, if considered necessary by Landlord, be placed on a platform of such thickness as is necessary to properly distribute the weight of such objects. Landlord shall not be responsible for loss of or damage to the Building resulting from moving or maintaining Tenant's property and shall be repaired at the expense of Tenant.

7. Tenant agrees to cooperate in any delivery scheduling programs for the Common Areas, including restriction of deliveries or pickups to reasonable periods as may be determined by Landlord. In its use of the loading and unloading areas of the Building, Tenant shall not obstruct or permit the obstruction of the Common Areas, and at no time shall Tenant store materials, furniture, or equipment, or park vehicles therein.

8. Tenant shall not permit the use, storage or disposal in the Premises or the Building of any kerosene, gasoline or toxic, hazardous, flammable, combustible or noxious gas, fluid or materials, except reasonable quantities of normal office supplies used, stored and disposed of in accordance with manufacturers' specifications, nor use without
         Landlord's prior written approval any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, and/or vibrations, nor interfere in any way with other tenants or persons having business in the Building. Tenant shall not bring or permit to be brought into the Building any firearm. Tenant shall be solely responsible for repairing any damage and liable for any injury to any person caused as a result of a violation of this provision by Tenant.

9. Landlord reserves the right to exclude from the Building at all times other than the usual business hours of the Building, as established by Landlord, all persons who do not have proper evidence of Tenant's prior authorization to enter the Premises after hours. Landlord may establish at its discretion what shall constitute proper evidence, which may include I.D. cards, special passes or other forms or methods. Tenant shall be responsible to Landlord for all persons for whom it requests such access, and shall be liable to Landlord for any and all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's sole opinion, Landlord reserves the right to prevent access to the Building during the continuance of same by such action as Landlord may deem appropriate, including closing and securing any doors in the Building.

10. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attracted to or placed in, or used in connection with, any window of the Building without the prior written consent of the Landlord, other than standard window coverings.

11. Tenant shall use reasonable procedures to see that the doors of the Premises are closed and locked and that all water faucets, water apparatus, light switches, cooking facilities and office equipment (excluding office equipment required to be operative at all times) are shut off before Tenant or Tenant's employees leave the Premises, so as to prevent waste or damage. Tenant shall at all times comply with any rules or orders of the fire department or any other government agency with respect to ingress and egress.

12. The toilets, urinals, wash bowls and other restroom facilities shall not be used for any purpose other than that for which they are constructed, no foreign substance of any kind whatsoever shall be placed therein, and the expense of repairing any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant whose employees or invitees shall have caused it.

                                    EXHIBIT E
                                    Page E-2

13. Tenant shall not install any radio or television antenna, loudspeaker, or other device on or about the Common Areas or the roof or exterior walls of the Building. No television, radio or other audio or visual apparatus shall be used in the Premises in such a manner as to cause a nuisance to any other Project tenant or to interfere with any frequencies used in connection with Building operations.

14. Tenant shall at all times maintain the Premises in a neat, professional and first-class manner, and shall show the same standard of care with regard to the Common Areas. Tenant shall store all its trash and garbage within the Premises until removal of same to such location in the Common Areas as may be designated from time to time by Landlord, and at no time shall Tenant store any trash or garbage in any of the hallways, stairways, elevator or stairway lobbies, loading areas, entrances or exits for the Building. No fluid or material shall be placed with Tenant's trash and garbage or be placed in the Building trash boxes or receptacles if such fluid or material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of Petaluma without being in violation of any law or ordinance governing such disposal. Tenant shall pay reasonable extra charges as determined by Landlord for any unusual trash disposal.

15. Canvassing, soliciting, peddling, or distribution by Tenant to other Project tenants or visitors of handbills or any other written material in the Project is prohibited, and Tenant shall not permit such activities by its employees or invitees. Tenant shall cooperate in reporting to Landlord any such activities of solicitors in the Building.

16. Tenant shall immediately, upon written request from Landlord (which request need not be in writing), reduce its lighting in the Premises for temporary periods designated by Landlord, when required in a temporary emergency situation caused by earthquake or other force majeure event to prevent overloading of the mechanical or electrical systems of the Building.

17. Tenant shall not place any load on the floors of the Premises or the Building exceeding the live load capacity thereof as determined by Landlord. Tenant shall not use electricity for lighting, machines or equipment in excess of the consumption load of the Premises as determined by Landlord. Except as permitted in accordance with the Lease, Tenant shall not alter any of the Building systems, including but not limited to heating, air conditioning, and other mechanical or electrical systems, without the prior written consent of Landlord.

18. Landlord reserves the right to exclude or expel from the Project any person who is, in the judgement of Landlord, intoxicated or under the influence of alcohol or other drug, or acting in a violent or disruptive manner, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building.

19.      No animals of any kind shall be  permitted  at any time in the Premises
         or  the  Building,   with  the  exception  of  guide  animals  for  the
         handicapped employees or invitees of Tenant.

20. Any charges which Tenant is obligated by these Rules to pay shall be deemed additional rent under the Lease, and should Tenant fail to pay the same within ten (10) days after written demand, such failure shall be treated as a default by Tenant to pay rent as due under the Lease.

21. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of these Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building. All waivers shall be one time waivers only unless in writing and specifically providing to the contrary.

22. These Rules and Regulations are in addition to, and shall not be construed in any way to modify, alter or amend, in whole or part, the terms, covenants, agreements and conditions of Tenant's Lease or any other lease of premises in the Project. In the event of any conflict between the terms

                                    EXHIBIT E
                                    Page E-3
         of these Rules and Regulations and the terms of any lease in the Building, the terms of the lease shall prevail.

23. Landlord reserves the right to make such other reasonable rules and regulations, or to amend or repeal these Rules and Regulations, as in its judgement may from time to time be needed for the safety, care and cleanliness of the Project and for the preservation of good order therein.

24. Tenant shall be responsible for the observance of all of the foregoing rules and regulations by Tenant's employees, agents, contractors, clients, customers, invitees and guests. Tenant shall cooperate with Landlord's educational programs for Landlord's policies and procedures with regard to fire and life safety, earthquakes and any other emergency or evacuation procedures of which Landlord shall notify Tenant from time to time.

25. Tenant shall at all times require communication, telephone, computer and all other similar types of vendors installing cables, lines, and the like in the ceiling plenum, to support their work independently of the ducts and ceiling grids.

                                    EXHIBIT E
                                    Page E-4

                                    EXHIBIT F

                           LIST OF HAZARDOUS MATERIALS

o        6 Volt Wet Cell Batteries
o        Non-detergent Motor Oil
o        Pneumatic Oil
o        Lithium Grease
o        Betco dust mop treatment
o        Spartan DMQ Disinfectant
o        Grants Ant Stakes
o        3M Spray Mount Adhesive
o        Gillette Company Liquid Paper
o        Copier and Printer Toner
o        Copier Fusing Oil
o        Copier Fusing Agent
o        Pitney Bowes Meter Ink
o        Printers Ink
o        Ink Thinner


                                    EXHIBIT F
                                    Page F-1